SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

    |_|  Preliminary Proxy Statement         |_|  Confidential, for Use of the
    |X|  Definitive Proxy Statement               Commission  Only (as permitted
    |_|  Definitive Additional Materials          by Rule 14a-6(e)(2))

    |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Million Dollar Saloon, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
                               -------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
                                                     ---------------------------
    (3) Filing Party:
                     -----------------------------------------------------------

    (4) Date Filed:
                   -------------------------------------------------------------

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757




                                November 18, 2003




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Million Dollar Saloon, Inc. (the "Company") to be held at 2:00 p.m., Central Standard Time, on Wednesday, December 10, 2003, at the Company's corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231.

         This year you will be asked to consider two proposals concerning the election of directors and ratification of the appointment of the Company's independent public accountants, respectively. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

         The Board of Directors recommends that you approve the proposals and urges you to return your signed proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

         Thank you for your cooperation.

                                                     Sincerely,



                                                     Dewanna Ross
                                                     Secretary

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757




      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 10, 2003


         Notice is hereby given that the Annual Meeting of the Stockholders of Million Dollar Saloon, Inc., a Nevada corporation (the "Company"), will be held on Wednesday, December 10, 2003, at 2:00 p.m., Central Standard Time, at the Company's corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231, for the following purposes:

         (1) To elect two (2) directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

         (2)      To  ratify  the   appointment  of  S.  W.  Hatfield,   CPA  as
                  independent public accountants for the Company; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The holders of record of common stock of the Company at the close of business on October 17, 2003, will be entitled to vote at the meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Dewanna Ross
                                              Secretary

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757


                             ----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 10, 2003
                             ----------------------


                    SOLICITATION AND REVOCABILITY OF PROXIES

         A Proxy in the accompanying form is being solicited by the Board of Directors of Million Dollar Saloon, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the Company's corporate offices, 6848 Greenville Avenue, Dallas, Texas 75231, at 2:00 p.m. Central Standard Time, on Wednesday, December 10, 2003, and at any adjournment thereof. The Company will bear the cost of such solicitation, including charges and expenses of brokerage firms, banks and others for forwarding solicitation material to beneficial owners. In addition to the use of the mails, Proxies may be solicited by officers and employees of the Company, without remuneration, by personal contact, telephone or facsimile. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of the Company on or about November 18, 2003.

         Execution and return of the enclosed Proxy will not in any way affect a stockholder's right to attend the Meeting and to vote in person, and any stockholder giving a Proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by the individuals named in the Proxy "FOR" the election as directors of those two nominees named in this Proxy Statement, "FOR" the proposal to ratify the appointment of S. W. Hatfield, CPA as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

                          VOTING SECURITIES AND QUORUM

         Stockholders of record at the close of business on October 17, 2003 (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, the Company had issued and outstanding 5,731,778 shares of $0.001 par value common stock (the "Common Stock"). The presence, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Each holder of Common Stock will be entitled to one vote per share held. Neither the Articles of Incorporation, as amended, nor the Bylaws of the Company provide for cumulative voting rights.

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Meeting is required for the approval of matters presented at the Meeting, except that with regard to the election of directors, the two individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

         The enclosed form of Proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you checked the box marked "WITHHOLD" your vote will be treated as an abstention and accordingly, your shares will neither be voted for nor against a director but will be counted for quorum purposes.

         Brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a Proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote." Broker non-votes are not relevant to the determination of a quorum or whether the proposal to elect directors has been approved.

                       MATTERS TO COME BEFORE THE MEETING

Proposal 1:  Election of Directors

         At the Meeting, two directors constituting the entire Board of Directors are to be elected. All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

         It is the intention of the persons named in the Proxies to vote the Proxies for the election of the nominees named below, unless otherwise specified in any particular Proxy. The management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but should either or both become unavailable prior to the Meeting, Proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. A stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for director or may withhold authority to vote for all nominees for director. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, present in person or by Proxy at the Meeting and entitled to vote on the election of directors, will be elected directors. Abstentions and brokers non-votes (i.e., shares held in street name for which the record holder does not have discretionary authority to vote) will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election.

         The persons listed below have been nominated by the Board of Directors as nominees for election to fill the two director positions.

        Nominee       Age  Position with the Company              Director Since
        ------------  ---  -------------------------------------  --------------

        Nick Mehmeti  46   President, Chief Executive Officer,    January 2000
                           Chief Financial Officer and Director

        Duncan Burch  46   Executive Vice President and Director  January 2000

Information Regarding Nominees For Election As Directors

Background of Nominees for Director

         Nick Mehmeti has served as the Company's President, Chief Executive Officer and as a director of the Company since January 2000. He has served as the Chief Financial Officer since January 2001. For at least the last fifteen years, Mr. Mehmeti and his affiliates have owned and operated restaurants and adult cabarets in the Dallas-Fort Worth Metroplex. Mr. Mehmeti will devote as much of his time as is necessary to perform his duties as President, Chief Executive Officer, Chief Financial Officer and a director of the Company.

         Duncan Burch has served as the Company's Executive Vice President and as a director of the Company since January 2000. Mr. Burch and his affiliates have owned and operated restaurants and adult cabarets in the Dallas-Fort Worth Metroplex for at least the past ten years. Mr. Burch will devote as much of his time as is necessary to perform his duties as an officer and a director of the Company.

Board of Directors and Committee Meetings Attendance

         During the fiscal year ended December 31, 2002, the Board held two meetings, an annual meeting on January 10, 2002 and an annual meeting on December 10, 2002. Mr. Burch attended fewer than 75% of those meetings. The Company does not have any committees. The Company currently does not pay directors a fee for attending scheduled and special meetings of the Board of Directors. The Company does not pay expenses of its directors for attending meetings.

Proposal 2:  Ratify the Appointment of Independent Public Accountants

         The Board of Directors of the Company has appointed S. W. Hatfield, CPA, independent public accountants to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 2003, subject to approval by stockholders at the Meeting. To the knowledge of management of the Company, neither S. W. Hatfield, CPA nor any of its members has any direct or materially indirect financial interest in the Company, or any connection with the Company in any capacity otherwise than as independent public accountants.

         Although stockholder ratification and approval of this appointment is not required by law or otherwise, and in keeping with the Company's policy that its stockholders should be entitled to a voice in this regard as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors. In such case, the vote of stockholders will be taken into consideration.

         The following resolution concerning the appointment of independent auditors will be offered at the Meeting:

                  RESOLVED, that the appointment by the Board of Directors of the Company of S. W. Hatfield, CPA to audit the consolidated financial statements and related books, records, and accounts of the Company and its subsidiaries for the fiscal year 2003 is hereby ratified.

         The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The firm of S. W. Hatfield, CPA, independent auditors, has been selected by the Board of Directors to serve as the Company's auditors for the fiscal year ending December 31, 2003. S. W. Hatfield, CPA has served as the Company's auditors since 1995. A representative of S. W. Hatfield, CPA is expected to be present at the Annual Meeting in order to make a statement if the auditors so desire and to respond to appropriate questions.

         Audit Fees. The aggregate fees billed by S. W. Hatfield, CPA for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-QSB for that year were $12,705.


         Financial Information Systems Design and Implementation. There were no fees for financial information systems design and implementation services billed by S.W. Hatfield, CPA for the fiscal year ended December 31, 2002.

         All Other Fees. S.W. Hatfield, CPA billed the Company $5,363 for management consulting services in 2002. There were no other fees for either audit-related or non-audit services billed by S.W. Hatfield, CPA for the fiscal year ended December 31, 2002.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of October 1, 2003 relating to the beneficial ownership (as defined by the rules of the Securities and Exchange Commission (the "SEC")) of shares of Common Stock by (i) each person who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the President and Chief
Executive Officer of the Company for the year ended December 31, 2002, and (iv) all executive officers and directors of the Company as a group.

                                                                       Percentage of Common
                  Name(1)                            Number of Shares     Stock Owned(2)
---------------------------------------------------- ----------------- --------------------
Nick Mehmeti(3).....................................    2,419,787(4)        39.5%
Duncan Burch(3).....................................    2,075,787(4)        33.9%
J.M. Tibbals as Trustee for The Irrevocable Equity
   Trust No. 1(5)...................................      451,558            7.9%
Officers and Directors as a group (2 persons).......    4,495,574(6)        73.3%

--------------------
*Less than 1%
(1) Unless otherwise indicated, the persons listed have sole voting and investment powers with respect to all such shares. Under applicable SEC rules, a person is deemed the "beneficial owner" of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition, of the security, in each case irrespective of the person's economic interest in the security. Under the SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days (x) through the exercise of any option or warrant or (y) through the conversion of another security.
(2) In determining the percent of Common Stock owned by a person (a) the numerator is the number of shares of Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 5,731,778 shares in the aggregate of Common Stock on October 1, 2003 and
     (ii) any shares of Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any options or warrants or the conversion of any other convertible securities.
(3) Mr. Mehmeti is the President, Chief Executive Officer, Chief Financial Officer and a director of the Company and Mr. Burch is the Executive Vice President and a director of the Company. The mailing address for Messrs. Mehmeti and Burch is c/o the Company, 6848 Greenville Ave., Dallas, Texas 75231.
(4) Includes an option to purchase 400,000 shares of the Common Stock of the Company for $440,000 ($1.10 per share) which is jointly owned by Messrs. Mehmeti and Burch and may be exercised in whole or in part at any time until October 18, 2004 when the option expires.
(5) The mailing address for The Irrevocable Equity Trust No. 1 is c/o J.M. Tibbals, Arter & Hadden, 1717 Main Street, Suite 4100, Dallas, Texas 75201.
(6) Includes 400,000 shares which are subject to an option jointly held by Messrs. Mehmeti and Burch which may be exercised at any time until October 18, 2004.


                       EXECUTIVE OFFICERS AND COMPENSATION

         The following section sets forth the names and background of the Company's executive officers.

Background of Executive Officers

    Name                          Offices Held                               Age
----------------    ---------------------------------------------------      ---

Nick Mehmeti(1)     President, Chief Executive Officer, Chief Financial       46
                    Officer and  Director
Duncan Burch(1)     Executive Vice President and Director                     46
------------------

(1) On January 18, 2000, Messrs. Mehmeti and Burch were elected directors of the Company. On January19, 2000, Mr. Mehmeti was elected as the President and Chief Executive Officer of the Company and Mr. Burch was elected as Executive Vice President of the Company. See "Information Regarding
     Nominees For Election As Directors."

         Dewanna  Ross has served in various  positions  with the Company  since
1995. Ms. Ross served as a director of the Company from 1995 until January 2002.
She served as  President  and Chief  Executive  Officer of the Company from July
1999 to January  2000.  She served as Vice  President  of  Operations  and Chief
Operating Officer of the Company from January 19, 2000 to January 10, 2002. She currently serves as Secretary and Treasurer of the Company. Ms. Ross is responsible for the development of the corporate procedures, including the hiring and training of corporate staff and the day-to-day operations of the Company's Million Dollar Saloon. Ms. Ross has also served as an officer and operator of a private club and as an officer of other businesses. Ms. Ross has a Bachelor of Arts degree from the University of Texas at Dallas.

         All officers of the Company hold office until the annual meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

Summary of Compensation

         Laird Boles, who is not an officer or director of the Company, received
$181,553 compensation during 2002. Mr. Boles is primarily responsible for the management of the Company's Million Dollar Saloon and related personnel supervision. No executive officer of the Company received remuneration in excess of $100,000 during 2002. The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities for the Company to its President and Chief Executive Officer. All other compensation related tables required to be reported have been omitted as there has been no applicable compensation awarded to, earned by or paid to any of the Company's executive officers in any fiscal year to be covered by such tables.

                           Summary Compensation Table

                                     Annual Compensation        Long-Term Compensation
                                  --------------------------  ---------------------------
                                                                        Awards              Payouts
                                                              ---------------------------  ---------
                                                  Other        Restricted    Securities      All
                                    Salary/       Annual         Stock       Underlying      LTIP        Other
Name/Title                  Year     Bonus     Compensation      Awards     Options/SARs    Payouts   Compensation
--------------------------  ----  ----------  --------------  -----------  --------------  --------- ---------------
Nick Mehmeti, President,    2002   $ 78,000        N/A            N/A           N/A            N/A         N/A
  Chief Executive Officer,  2001   $ 84,000        N/A            N/A           N/A            N/A         N/A
  and Chief Financial       2000   $191,162        N/A            N/A           N/A            N/A         N/A
  Officer(1)

--------------------

(1) Mr. Mehmeti has served as the Company's President and Chief Executive Officer since January 2000. He became the Company's Chief Financial Officer in January 2001. Mr. Mehmeti was employed by the Company during 2000 as President and Chief Executive Officer at an annual salary of $130,000. In December 2000, Mr. Mehmeti received a bonus of $81,162.

Director Compensation

         The Company does not currently pay its directors a fee for attending scheduled and special meetings of the Board of Directors. The Company does not pay the expenses of its directors for attending board meetings.

Indebtedness of Directors and Senior Officers

         Except as set forth in "Certain Relationships and Related Transactions," none of the directors or officers of the Company or their respective associates or affiliates is indebted to the Company. See "Certain Relationships and Related Transactions."

Committees of the Board of Directors and Meeting Attendance

         There are no audit, compensation or other committees of the Board of Directors of the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR

         There were no grants of stock options to any officer or director of the Company during the fiscal year ended December 31, 2002.

                          OPTION EXERCISES AND HOLDINGS

         The Company does not have a stock option plan. Except as disclosed in "Security Ownership of Certain Beneficial Owners and Management," no officer, director or employee of the Company holds any stock options to purchase shares of Common Stock of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

         Based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and written representations from reporting persons that no report on Form 5 was required, the Company believes that no person who, at any time during 2002 was subject to the reporting requirements of Section 16(a) with respect to the Company failed to meet such requirements on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company provides management support and conducts its business operations through its wholly-owned operating subsidiaries: Furrh, Inc., Tempo Tamers, Inc. ("Tempo Tamers"), Don, Inc. and Corporation Lex ("Lex"). The Company owns and operates an adult cabaret in Dallas, Texas and owns and manages two other commercial properties located in the Dallas-Fort Worth Metroplex.

         Tempo Tamers owns and operates an adult cabaret at 6826 Greenville, Avenue in Dallas, Texas operates under the registered trademark and trade name "The Million Dollar Saloon (R)." The 6826 Greenville Avenue location is, and has been, a "non-conforming location" under the Dallas Sexually Oriented Business Ordinance since 1986 due to the fact that 6826 Greenville Avenue is within 1,000 feet of a residentially zoned property. Various other sexually oriented businesses, including those owned or controlled by entities owned by Duncan Burch, Executive Vice President and a director of the Company, and/or Nick Mehmeti, President, Chief Executive Officer, Chief Financial Officer and a Director of the Company, were likewise in "non-conforming locations." While many of these locations had previously been successful in obtaining locational exemptions from the Dallas Sexually Oriented Business Ordinance so as to allow their continued operation as sexually oriented businesses, the City of Dallas recently proposed legislation to eliminate the possibility of a locational exemption. Despite years of intensive and expensive litigation funded primarily by entities owned by Messrs. Burch and Mehmeti, the City of Dallas is moving toward closure of all sexually oriented businesses in "non-conforming locations." Accordingly, the Company, through Tempo Tamers, and other similarly situated operators of sexually oriented businesses entered into settlement negotiations with the City of Dallas. During those negotiations, it became the view of the Company and operators of other sexually oriented businesses in "non-conforming locations" that the City would allow one such sexually oriented business to remain in business in a "non-conforming location" for a limited period of time, if all of the other sexually oriented businesses operating in "non-conforming locations" ceased operations.

         In October, 2002, entities controlled by Mr. Burch entered into a settlement agreement with the City of Dallas which provides for the closure of the sexually oriented businesses known as Chicas Locas, which is operated by an affiliate of Mr. Burch, and Baby Dolls Saloon which is also operated by an affiliate of Mr. Burch. Chicas Locas is the tenant of the Company's property located at 3021 W. Northwest Highway in Dallas, Texas. Nick Mehmeti, the Company and its subsidiary, Corporation Lex, the record owner of the 3021 W. Northwest Highway, signed the settlement agreement for limited purposes. In accordance with the settlement agreement and an agreement reached between Corporation Lex and Chicas Locas, Chicas Locas agreed to terminate the lease and the Company agreed not to allow the operation of an adult cabaret business at its 3021 W. Northwest Highway property after July 31, 2003. Chicas Locas ended its month-to-month lease arrangements with the Company regarding the 3021 W. Northwest Highway property and vacated the premises effective July 31, 2003. During 2002, the Company received $52,000 in lease payments for this property from Chicas Locas. Chicas Locas owed approximately $69,000 at December 31, 2002 and $137,000 at July 31, 2003 on the lease for accrued, unpaid rent for this property. Pursuant to their agreement Corporation Lex agreed to forego the accrued, unpaid rent from the 3021 W. Northwest Highway property. The Company is currently considering various other uses for this property, including leasing the property to a non-sexually oriented business or selling the property to a third party.

         Thereafter, negotiations began between Mainstage, Inc. d/b/a P.T.'s ("Mainstage"), an entity controlled by Nick Mehmeti which operated a non-conforming adult cabaret called P.T.'s, Allen-Burch, Inc. ("Allen Burch"), an entity controlled by Duncan Burch operating a non-conforming adult cabaret known as The Fare, and Tempo Tamers regarding which of these non-conforming entities would negotiate with the City of Dallas to become the sexually oriented business to continue operating in a "non-conforming location." Pursuant to a settlement agreement entered into in May 2003, Tempo Tamers, Mainstage, and Allen Burch, Tempo Tamers was granted the exclusive right to negotiate with the City of Dallas to continue to operate The Million Dollar Saloon as a sexually oriented business in a "non-conforming location." The settlement agreement provided that, in the event that the city granted The Million Dollar Saloon the exclusive right to continue operating as an adult cabaret in a "non-conforming location" for a six (6) year period, Tempo Tamers would pay $500,000 to each of P.T.'s and Allen Burch, and they would each discontinue the operation of sexually oriented businesses. In May 2003, the City of Dallas agreed to allow Tempo Tamers to continue to operate The Million Dollar Saloon at its current location until July 2009. Mainstage and Allen Burch agreed to discontinue operations of P.T.'s and The Fare, respectively, as sexually oriented business in January and March, 2004.

         On February 14, 2003, the Company purchased 6.695 acres of undeveloped property located in Dallas, Texas. The purchase price was approximately $2,650,312, including closing expenses of approximately $53,594. The Company paid $493,072 cash, $140,000 of which was lent to the Company by Duncan Burch. The property is located on Stemmons Freeway in Dallas, Texas, and is suitable for general commercial development. Moreover, the property as situated is one of a small number of remaining undeveloped locations at which a sexually oriented business may be legally operated. Although the Company has not yet determined the ultimate usage of the land, the Company knows that it will be necessary to relocate the Million Dollar Saloon in mid-2009, and the Company may elect to use a portion of this new land to relocate The Million Dollar Saloon and either sell or lease the remaining properties to third parties.

                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of stockholders intended to be presented at the annual meeting of stockholders of the Company to be held in 2004 must be received by the Company at its principal executive offices, 6848 Greenville Avenue, Dallas, Texas 75231, no later than July 1, 2004, in order to be considered timely included in the Proxy Statement and form of Proxy relating to that meeting.

                                    EXPENSES

         The cost of soliciting Proxies will be borne by the Company. Solicitations may be made by executive officers, directors and employees of the Company personally or by mail, telephone, telegraph or other similar means of communication. Solicitation by such persons will be made on a part-time basis and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid to such persons.

                        ADDITIONAL INFORMATION AVAILABLE

         UPON  WRITTEN  REQUEST OF ANY  STOCKHOLDER,  THE COMPANY WILL FURNISH A
COPY OF THE COMPANY'S 2002 ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE.

                                  OTHER MATTERS

         So far as is now known, there is no business other than that described above to be presented to the stockholders for action at the Annual Meeting. Should other business come before the Annual Meeting, votes may be cast pursuant to Proxies in respect of any such business in the best judgment of the persons acting under the Proxies.

         STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY MAIL. TO VOTE BY MAIL, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE, IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Directors



                                              Dewanna Ross
                                              Secretary

November 18, 2003

================================================================================
                                   FORM 10-KSB

         The Company will furnish without charge to each person whose Proxy is being solicited upon request of any such person a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission, including the financial statements. Requests for copies of such report should be directed to Ms. Dewanna Ross, Million Dollar Saloon, Inc., 6848 Greenville Avenue, Dallas, Texas 75231.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 includes a copy of its Annual Report on Form 10-KSB, including the financial statements as filed with the Securities and Exchange Commission.

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